© 2013 Mercury Systems, Inc. Mercury Systems, Inc. Investor Presentation Mark Aslett President and CEO Kevin Bisson SVP and CFO March 7, 2013 Exhibit 99.1

2
© 2013 Mercury Systems, Inc.
Forward-looking safe harbor statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to business performance and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,”
“would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the
Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA excludes certain non-
cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.
The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the
Company’s underlying operational results and trends, and management uses these measures along with the corresponding
GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© 2013 Mercury Systems, Inc.

Introducing Mercury Systems
•
MRCY on NASDAQ
•
Real-time image, signal, Big
Data processing subsystems
•
Commercial Item company;
unique business model
•
Focused on Defense and
Intelligence priorities
•
Deployed on ~300 programs
with 25+ Primes
•
FY12 $245M revenues;
20% Adj. EBITDA margin.
770+ employees
•
Defense revenue 76%
growth (15% CAGR)
FY08–FY12

© 2013 Mercury Systems, Inc.
Best-of-breed provider of sensor and Big Data processing solutions

Defense industry environment will remain challenging
•
Potential for sequestration spending cuts
– ‘Soft’ sequestration already underway
•
Potential for a full year continuing resolution
– Existing CR expires March 2013
•
New DoD roles and missions announced
– Smaller force structure to protect readiness
– Increased investment in key areas e.g. ISR, EW
– Build capacity and capability of international partners
•
Defense procurement reform also underway

© 2013 Mercury Systems, Inc.
… due to budget and political uncertainty

Mercury investor highlights
Pure-play C4ISR electronics company embedded on a diverse mix of programs and platforms aligned with existing and emerging priorities
Best-of-breed provider of open sensor and Big Data processing subsystems to defense Primes and to the Intelligence Community
Increased ISR use, shift to onboard processing / exploitation, new EW threats and Big Data driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform and slower defense spending, which are increasing outsourcing by defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for rebound in organic growth supplemented through strategic acquisitions
5
© 2013 Mercury Systems, Inc.
Leading Market
Position
Differentiated
Capabilities
Favorable Macro
Industry Trends
Unique Business
Model
Proven
Management
Team
Well Positioned
for Growth

1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

© 2013 Mercury Systems, Inc.

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE

© 2013 Mercury Systems, Inc.
We are the only commercial item company with the
end-to-end capabilities and differentiated technology …
Services and Systems Integration
To
RACE++ Boards
From
Open Sensor Processing Subsystems
7
© 2013 Mercury Systems, Inc.
… to build today’s sophisticated sensor processing subsystems targeting new platforms or upgrades

8
© 2013 Mercury Systems, Inc.
EW
EW
Radar
Radar
Increased demand for ISR and rapidly evolving threats …
•
More and better sensors.
Overwhelming data.
•
EW:  new and rapidly
evolving threats
•
Radar:  smaller, faster
targets. New technologies
•
EO/IR:  leap in resolution,
onboard exploitation and
real-time tactical access
•
C4I:  Net-centric command,
control and collaboration
•
Time to actionable
intelligence key
C4I
C4I
EO/IR
EO/IR

© 2013 Mercury Systems, Inc.
… drive demand for our onboard sensor processing solutions

NORTHROP GRUMMAN

LOCKHEED MARTIN

BAE SYSTEMS

argon ST

Raytheon

BOEING

NATIONAL SECURITY AGENCY
UNITED STATES OF AMERICA

TELEPHONICS
A Griffon Company

SNC SIERRA NEVADA CORPORATION

ITT EXELIS

UTC Aerospace Systems

GENERAL ATOMICS

© 2013 Mercury Systems, Inc.
We are deployed on 300+ programs with 25+ Primes
RADAR EW EO/IR – C4I
BAMS; NATO AGS
Global Hawk
BAMS; NATO AGS
Global Hawk
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
F-15
F-15
Patriot
Patriot
AH-64 Apache
AH-64 Apache
ReaperGorgon
Stare
ReaperGorgon
Stare
F-16
F-16
Badger/Buzzard
Badger/Buzzard
Shadow
Shadow
Global Hawk
Global Hawk
F-35
F-35
F-35
F-35
F-16
F-16
P-8
P-8

Key programs in production
Mercury’s perspective on phase, timing and potential value
1
Gorgon Stare $15-$30M
Predator/
Reaper Radar
$70-$150M
AEGIS SPY-1 $75M
F-15 EW $60-$110M
P8-MMA $40-$85M
UAE TAIWAN SAUDI KUWAIT
Patriot FMS $50M
QATAR TURKEY OTHERS
IDIQ 1
Filthy Badger
DRFM
$70M
IDIQ 2
SIRFC/AIDEWS $35-$70M
JSF $60M
SEWIP Blk 2 $225-$285M
10
© 2013 Mercury Systems, Inc.
1 Notes: Remaining potential values and timing reflect Management’s current estimates  and are subject to change.
** Programs are currently being competed with multiple Primes.
= Design Win TD EMD FRP FMS
Inc 1 QRC
Inc 2 QRC
FY09
~ Remaining
Potential Value
FY10 FY11 FY12 FY13 FY14 FY15
LRIP

11
© 2013 Mercury Systems, Inc.
Aegis ballistic missile defense: SPY-1 BMD Radar
Countering rogue nations’ ballistic missile threats
•
Highest performance radar
processor Application Ready
Subsystem
•
$9M booked in FY12,
$85M+ booked to date
•
Additional 27 ship sets
expected through GFY16
•
AMDR selection in FY13
–
SPY-1 replacement Radar
–
FY16 introduction expected
–
Partnering with LM

© 2013 Mercury Systems, Inc.
Mercury’s largest single program in production to date

12
© 2013 Mercury Systems, Inc.
SEWIP: Countering new emerging peer threats
Delivered best-of-breed RF, microwave and digital receiver subsystems
•
Naval surface fleet EW
upgrade: 100+ ships
•
Block 2:
–
Upgrade to AN/SLQ-32
passive detection
–
Opportunity to expand
through LNX & Micronetics
–
Entering LRIP; production
expected GFY15
•
Block 3:
–
Electronic attack
–
Lockheed and Raytheon
partnering
–
Upside opportunity due to
strategic supplier relationship
with Lockheed on Block 2

© 2013 Mercury Systems, Inc.
Strong partnership with Prime driving Mercury content expansion

© 2013 Mercury Systems, Inc.
Patriot missile defense: Next-generation ground radar
Services-led design win – Prime outsourcing example
•
Sophisticated radar
processor Application
Ready Subsystem
•
Production awards received
to date: $41M
–
UAE, Taiwan, Saudi Arabia
•
Potential future FMS awards
–
Up to 15 countries including
Kuwait, Qatar and Turkey etc
•
US Army Patriot upgrade
–
First PO received for US Army
Foreign Military and US Army potential upgrades driving growth

Healthy mix of design wins
Mercury’s perspective on phase, timing and potential value
1
TD EMD LRIP FRP = Design Win
1 Notes: Remaining potential values and timing reflect Management’s current estimates  and are subject to change.
** Programs are currently being competed with multiple Primes.
14
© 2013 Mercury Systems, Inc.
FMS
BOA
$300-$375M
$350M?
$45-$185M
$100-$165M
$60-$120M
$35-$105M
$55-$85M
$40-60M
$35-$55M
$50M
IRAD
AMDR**
JCREW I1B1
ADAS  DVE **
SEWIP Blk 3**
F-16 AESA**
Radar Upgrade
E2D Hawkeye **
Filthy Buzzard
DRFM
BAMS Radar
SSEE Mods
Patriot US Army
~ Remaining
Potential Value
FY15 FY09 FY10 FY11 FY12 FY13 FY14

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
Component deliveries
Catalog orders

15
© 2013 Mercury Systems, Inc.
Embedded
computing consolidation
Primes reducing in-house engineering while
consolidating supply chain for subsystem
design & integration
Primes retaining platform system design & integration
RF component
/ assembly consolidation
Outsourcing by large defense Prime contractors could
substantially increase our market opportunity
•
Reduce risk given firm-fixed
price contracts
•
Address high-fixed cost
operating model
•
Increase success rate on new
programs and production
recompetes
•
Develop differentiated, more
affordable solutions with fewer
internal R&D dollars
•
Compress upgrade
development and deployment
cycles
•
Consolidate supply base at
subsystem level

© 2013 Mercury Systems, Inc.
Mercury has strategically positioned its business to help

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/
ECM

MICRONETICS LINX KOR ELECTRONICS

Paragon Dynamics KOR ELECTRONICS MICRONETICS

© 2013 Mercury Systems, Inc.
Exploitation
and
Fusion
Tailored feeds
directly to field
forces or ECM
RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM
Through acquisition we have created a unique, scalable
microwave, RF and digital solutions platform
Sensor Processing Chain
We view our market opportunity as providing end-to-end,
open sensor processing subsystems to the Primes

© 2013 Mercury Systems, Inc.
Well positioned for market rebound
•
Focused on important defense and intelligence priorities
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to Primes for open sensor subsystems
•
Pursuing acquisitions, when end market conditions improve, to gain additional capability and scale

Financial Overview © 2013 Mercury Systems, Inc.

© 2013 Mercury Systems, Inc.
Revenue summary by market
Defense revenue CAGR of 15% FY08-FY12
130
145
158
181
230
60
44
42
48
15
0
50
100
150
200
250
FY08 FY09 FY10 FY11 FY12
Revenue ($M)
Defense Commercial
190 189
200
229
245
Notes:
•
FY08-10 figures adjusted for discontinued operations.

FY08 – FY12: Improved financial performance
GAAP
FY08
Actual
FY09
Actual
FY10
Actual
FY11
Actual
FY12
Actual
Bookings ($M) 199 210 206 202 231
Revenue ($M) 190 189 200 229 245
Gross Margin
% Revenue
57.8% 55.8% 56.3% 56.8% 55.6%
Operating Expenses ($M)
Amort/Acq. Costs
Restructuring Expense
115
5
4
98
2
2
95
2
105
2
106
5
3
Operating Income ($M)
% Revenue
(5)
(2.8%)
8
4.1%
17
8.7%
25
10.9%
30
12.3%
EPS (Continuing)
EPS (Amort/Acq. Costs)
($0.21) $0.35 $1.22 $0.71
($0.06)
$0.75
($0.12)
Adj EBITDA ($M)
% Revenue
23
11.8%
23
12.1%
30
14.9%
41
17.9%
49
20.0%
Operating  Cash Flow ($M) 14 11 16 31 32

© 2013 Mercury Systems, Inc.

© 2013 Mercury Systems, Inc.
Profitability restored and improved through FY12
Notes:
(5)
8
17
25
30
($0.21)
$0.35
$1.22
$0.71
$0.75
-10
0
10
20
30
40
FY08 FY09 FY10 FY11 FY12
Operating Income $M Earnings per Share
FY08 – FY12 figures are as reported in the Company’s fiscal 2012 Form 10K.
FY10 Earnings per Share of $1.22 were positively influenced by $0.68 from the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%.
FY11 and FY12 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.

© 2013 Mercury Systems, Inc.
Adjusted EBITDA more than doubled FY08-FY12
23
23
30
41
49
12%
12%
15%
18%
20%
0
10
20
30
40
50
60
FY08 FY09 FY10 FY11 FY12
Adj. EBITDA ($M, %)
EBITDA Margin %
•
FY08-FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are as reported in the Company’s fiscal 2012 Form 10K.
•
Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs.
Notes:

23
© 2013 Mercury Systems, Inc.
Ended FY12 with healthy free cash flow from operations
Note:
•
Free cash flow is defined as cash provided by operating activities less capital expenditures.
14
11
15
32
32
(5)
(4)
(7)
(9)
(10)
-30
-20
-10
0
10
20
30
40
FY08 FY09 FY10 FY11 FY12
Free Cash Flow $M
Operating cash flow Capital expenditures
9
7
8

22

© 2013 Mercury Systems, Inc.
Healthy balance sheet with sufficient liquidity
No debt and expanded credit facility
•
$500M Shelf Registration
• $200M senior unsecured revolving line of credit
(no drawdowns)
Other financing sources available
163
31
(70)
116
(11)
(74)
3 34
0
20
40
60
80
100
120
140
160
180
200
FY11 Ending Free Cash
Flow & Other
KOR Acq FY12 Ending Free Cash
Flow & Other
Micronetics
Acq
Q1'13 Ending Free Cash
Flow & Other
Q2'13 Ending
Cash and Marketable Securities ($M)
23

© 2013 Mercury Systems, Inc.
Achieved historic target business model in FY12
GAAP FY08 FY09 FY10 FY11
Revenue 100% 100% 100% 100% 100% 100%
Gross Margin 58% 56% 56% 57% 56% 54+%
SG&A and
other OPEX
(1)
37% 29% 27% 26% 25% Low-mid 20’s
R&D 24% 22% 21% 19% 19% High Teens
Operating Income (3%) 4% 9% 11% 12% 12-13%
Adj. EBITDA 12% 12% 15% 18% 20% 17-18%
FY12
Target
Business
Model
(1)
Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

© 2013 Mercury Systems, Inc.
Guidance: Strong performance track record
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
2008
Revenue ($M) 49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($) 0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Revenue ($M) 49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($) 0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Revenue ($M) 47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($) 0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Revenue ($M) 52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 61.2 57.0-59.0
EPS ($) 0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.14 0.11-0.13
2012
Revenue ($M) 49.1 54.0-56.0 68.0 67.0-69.0 67.0 65.0-68.0 60.9 60.0-66.0
EPS ($) 0.09 0.10-0.12 0.30 0.24-0.27 0.17 0.09-0.11 0.19 0.04-0.10
2013
Revenue ($M) 49.4 51.0-57.0 49.8 43.0-49.0 44.0-50.0
EPS ($) (0.24) (0.05)-0.00 (0.16) (0.24)-(0.17) (0.08)-(0.02)
(1)
(1)
Notes:
(1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release for the preceding quarter.  The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligation to update or revise such guidance.

Defense industry conditions are currently challenging
•
Adversely impacting financial results
•
Restructuring lead to $25M of recurring annualized savings
•
Forecasting more conservatively
•
Focused on managing controllable items to preserve liquidity
•
Solid balance sheet with improved financial flexibility
© 2013 Mercury Systems, Inc.

Substantial operating leverage when defense market rebounds

© 2013 Mercury Systems, Inc.
Q3 FY13 guidance (as of January 29, 2013)
Q2 FY13
Actual
Quarter Ending March 31, 2013
Low High
Revenue $50 $44 $50
GAAP EPS (Continuing) ($0.16) ($0.08) ($0.02)
Adj EBITDA $1.0 ($2.5) $1.0
Note - Adj EBITDA Adjustments:
Net income (Continuing) (4.8) (2.3) (0.5)
Interest (income) expense, net 0.0 0.0 0.0
Income tax (benefit) expense (2.2) (7.2) (5.5)
Depreciation 2.2 2.1 2.1
Amortization of acquired intangible assets 2.2 2.4 2.4
Acquisition costs and other related expenses 0.1 0.0 0.0
Restructuring expenses 0.2 0.5 0.5
Fair value adjustments from purchase accounting 1.3 0.1 0.1
Stock-based compensation cost 2.0 1.9 1.9
Adj EBITDA $1.0 ($2.5) $1.0
(1)
Notes:
(1)
The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release for the preceding quarter.  The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligation to update or revise such guidance.

© 2013 Mercury Systems, Inc.
Updated business model raises Adjusted EBITDA target
In a more normalized industry environment
(1) Other OPEX includes, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
(2) Amortization includes fair value adjustment from purchase accounting and $4.9M LNX earnout reversal in FY12.
GAAP FY12
Historic
Target Business
Model
Revenue 100% 100% 100%
Gross Margin 56% 54+% 45-50%
SG&A and
other OPEX
(1)
25% Low-mid 20’s Low 20’s
R&D 19% High Teens 11-13%
Amortization
(2)
0% — 2-3%
Operating Income 12% 12-13% 12-13%
Adj EBITDA 20% 17-18% 18-22%
Current Target
Business Model
Current Target
Business Model

© 2013 Mercury Systems, Inc.
Financial summary
•
15% Defense revenue CAGR FY08-FY12
•
Profitability restored and improved through FY12
•
Converted earnings growth to healthy free cash flows through FY12
•
Healthy balance sheet; zero debt; $200M revolving credit facility
•
Exceeded historic target model in FY12; new targets established (for a more normalized industry environment)
•
Reduced cost structure in response to challenging industry environment
•
Substantial operating leverage when industry conditions improve